UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2014

THE MARYJANE GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55031	98-1039235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. 70th Avenue Denver, CO 80229
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (303) 835-8603

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Removal of Director

On July 14, 2014, Jose Ramirez was removed from the Company’s board of directors by written consent of the shareholders representing 76.6% of the issued and outstanding shares of the Company’s common stock. The Company intends on filling the vacancy on its board of directors caused the removal of Mr. Ramirez as soon as practicable.

Item 9.01 Financial Statements and Exhibits.

Not Applicable

Exhibits.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2014	THE MARYJANE GROUP, INC.

By: /s/ Joel Schneider
Name: Joel Schneider
Title: Chief Executive Officer